CHASE GROWTH FUND


November 17, 1999


Dear Fellow Shareholders:

     Let me start our annual review for the period ended September 30, 1999 by welcoming our new shareholders. As I write, 203 shareholders have $10.7 million invested in our Chase Growth Fund (NASDAQ: CHASX). We appreciate the trust each of you has placed in our management and we are working very hard to earn your continued confidence.

     For the year ended  September 30, 1999 our fund enjoyed a (before and after tax) total return of 27.9% compared with 27.8% for the fully invested Standard & Poor's "500" Composite Stock Price Index (the "S&P 500") and 30.2% for the Lipper 30 Growth Fund Index. Our returns were muted by the fact that on average we were only 89% invested during the year due to our concerns over the short term market outlook. By September 30, 19% was in cash equivalent reserves and 81% of our fund was invested in 35 stocks. Our heaviest industry concentrations were in Computer Hardware, Computer Software and Services, Telecommunications, Biotechnology, and Drugs. During the last twelve months our ten best performing stocks were EMC Corp. +148.8%, Lexmark International + 132.3%, Cisco Systems + 121.8%, Wal-Mart Stores +74.1%, Home Depot + 73.7%, Microsoft +64.6%, TJX Companies +57.5%, MCI Worldcom +47.1%, Ross Stores +40.6% and American International Group +38.7%. A couple of new purchases made during the year also helped performance with Biogen +64.4% and Sun Microsystems +51.2%.

     We are a "bottom-up" stock picking firm. Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth, strong balance sheets, and reasonable prices. We believe that the CGF companies represent relatively outstanding investment opportunities. In the table below, we compare the characteristics of our fund's stocks to the Standard & Poor's "500" Stock Composite Index. On average the CGF stocks have enjoyed more consistent and substantially higher five year annual earnings growth rates of 27% vs. 15% for the S&P. They are significantly more profitable with a Return on Equity of 33% vs. 22%, and have stronger balance sheets with Debt to Total Capital of 18% vs. 33%, yet they sell at only a moderate 22% premium to the S&P "500"'s price/earnings multiple based on year 2000 estimated reported earnings. Though pricey, our stocks are selling at only 1.20x their five year historical growth rates compared to 1.81x for the S&P "500", and even less than the 1.72x for the Russell "1000" Value Index. As shown on the attached table, our stocks are even more attractive when their multiples are compared to projected reinvestment rates.

                               CHASE GROWTH FUND
                      CHASE GROWTH FUND STOCKS VS. S&P 500

SEPTEMBER 30, 1999

                                            Chase Growth
                                            Fund Stocks              S&P 500
                                            -----------              -------
Last 5 Year Earnings Growth                      27%                   15%
Return on Equity                                 33%                   22%
Debt/Total Capital                               18%                   33%
Reinvestment Rate                                29%                   14%
Weighted Average Capitalization (Billions)     90.1                 106.2
Price/Earnings Estimated '00                   31.8                  26.1
Weighted Average Beta (Volatility)             1.09                  1.00

Source: Chase Investment Counsel. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio. S&P 500 earnings are based on reported figures after write-offs.


     Most investors really believe in this market, but our long term optimism is tempered by the recognition that prices are high and it continues to be a Supply/Demand driven affair with liquidity often being more important than valuation fundamentals. As of November 10th, year-to-date U.S. equity mutual fund net inflows were $145 billion, about the same as 1998. Moreover, retired stock through corporate repurchases and acquisitions ($192 billion YTD 11/10/99) exceeds the supply of new equity offerings ($132 billion YTD 11/10/99) and is reducing the net supply of equities ($60 billion YTD 11/10/99) compared with a small increase last year. In summary, the net YTD Supply/Demand Dynamics (Source: Leuthold/Weeden Research) is a positive $205 billion versus $140 and $145 billion, respectively, in 1998 and 1997. Most of these net cash flows are going into domestic equity funds that stay quite fully invested.

     Valuation measurements continue to suggest caution, but at last month's low the median stock of over 6,200 (followed by Ned Davis Research) had declined by 28% from their April 1998 highs. We are watching our technical indicators closely for evidence of a change in leadership toward depressed mid-cap growth stocks which have mostly underperformed since 1983. Considerable publicity has been given to the Federal Reserve's interest rate increases and it usually does not pay to fight the Fed for long. However, it should be noted that the Fed continues rapid expansion of monetary reserves. The Money Supply (MZM) has been growing at a 6 1/2% annualized rate since August, much faster in the last two months. Presumably, much of that increase is the response to Y2K fears, but some of it will find its way into the stock market. We expect the market to be volatile and it would be normal for a full fledged decline to depress prices by 10% to 20%. Long term investors should realize that timing the market is very difficult. One 35 year study showed that if you were out of the market just 5% of the time and missed the best 22 months, your 35 year gain would have been only about 14% as much as the S&P "500" on a buy and hold basis or less than just holding T-Bills.

      Many quality growth stocks have experienced sizeable corrections. We believe taking advantage of weakness in good growth stocks is a sounder investment strategy than buying cyclical, commodity oriented and lower quality stocks (value Stocks) which are more business cycle sensitive and face rough competition from world wide excess capacity. We continue to seek growth at a (relatively) reasonable price. As depicted in the chart below, our mostly large capitalization growth stocks sell at significantly lower P/E multiples compared with their 5-year historical earnings growth rates and their 2000 estimated reinvestment rates than the S&P "500" or even some value indexes. While the CGF is an equity fund, we are holding 19% in cash equivalent reserves and continuing

                               CHASE GROWTH FUND


to emphasize "A" rated stocks with relatively low volatility (the average beta is now 1.09) that should provide some defensive qualities. We are generally invested in companies that enjoy above average earnings growth rates without paying a big premium for them.

                            FUNDAMENTALS AND RATIOS

                                           P/E to Five-Year    P/E to Projected
                                           Historical Growth   Reinvestment Rate
                                           -----------------   -----------------
Chase Growth Fund                                 1.20                1.10
Russell 1000 Growth                               1.59                1.57
Russell 1000 Value                                1.72                1.44
S&P 500                                           1.81                2.01

      In our 42nd year, we are the oldest independent investment counsel firm domiciled in Virginia. For our customized separate accounts, we manage over $800 million for 77 clients in twenty states. We intend to continue serving a relatively small number of separate accounts. The Chase Growth Fund is managed by the same senior portfolio managers, David Scott and myself, that manage our large separate accounts. As a smaller fund we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact. New shareholders are not buying into a portfolio which already has substantial imbedded capital gain tax liabilities on gains they did not even enjoy. We are tax sensitive and plan to manage our fund to reduce taxes and we expect most future capital gains will be net long term. There were no taxable capital gains or taxable income distributions for 1999.

     As the largest CGF shareholder I can assure you that we will be working very hard to find, analyze and invest in relatively attractive stocks. The officers and employees of Chase Investment Counsel Corp., most of whom are fellow shareholders, appreciate your confidence and we look forward to a long investment relationship together.

                                 TOP 10 HOLDINGS
      1. EMC Corp.                           6.  Biogen
      2. Lexmark International               7.  Home Depot
      3. Bristol Myers Squibb                8.  Sun Microsystems
      4. Nokia, ADR                          9.  Wal-Mart Stores, Inc.
      5. Microsoft                          10.  Cisco Systems


/s/ Derwood S. Chase Jr.

Derwood S. Chase, Jr., President
Chase Investment Counsel Corporation

Performance Figures of the fund and indexes referenced represent past performance and are not indicative of future performance of the fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do no incur expenses and are not available for investment.

                                CHASE GROWTH FUND

                                CHASE GROWTH FUND
        Comparison of the change in value of a $10,000 investment in the
              Chase Growth Fund versus the S&P 500 Composite Stock
                  Price Index and the Lipper Growth Fund Index.


     Average Annual Total Return(1)
One Year ........................  27.90
Since Inception (12/2/97 ........  18.68

                                                         Lipper Growth
                              Chase Growth     S&P 500    Fund Index
                              ------------     -------    ----------
            2-Dec-97             $10,000       $10,000      $10,000
            31-Dec-97            $10,201       $10,000      $10,009
            31-Jan-98            $10,251       $10,115      $10,076
            28-Feb-98            $10,911       $10,838      $10,786
            31-Mar-98            $11,432       $11,393      $11,248
            30-Apr-98            $11,272       $11,509      $11,368
            29-May-98            $11,032       $11,308      $11,089
            30-Jun-98            $11,602       $11,769      $11,569
            31-Jul-98            $11,492       $11,647      $11,446
            31-Aug-98            $10,070        $9,962       $9,608
            30-Sep-98            $10,691       $10,598      $10,249
            31-Oct-98            $11,202       $11,465      $10,958
            30-Nov-98            $11,922       $12,158      $11,611
            31-Dec-98            $13,224       $12,859      $12,581
            31-Jan-99            $13,704       $13,400      $13,118
            28-Feb-99            $13,284       $12,976      $12,670
            31-Mar-99            $13,884       $13,495      $13,220
            30-Apr-99            $13,554       $14,020      $13,556
            31-May-99            $13,184       $13,683      $13,292
            30-Jun-99            $14,155       $14,443      $14,078
            31-Jul-99            $13,925       $13,993      $13,729
            31-Aug-99            $13,634       $13,923      $13,575
            30-Sep-99            $13,674       $13,540      $13,349

Past performance is not predictive of future performance.

* The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

* The Lipper Growth Fund Index comprises of the 30 largest growth funds. Growth funds invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

                               CHASE GROWTH FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 Shares    COMMON STOCKS: 80.63%                                   Market Value
--------------------------------------------------------------------------------

           Advertising: 1.39%
  3,100    The Interpublic Group of Companies, Inc. ..............  $   127,487
                                                                    -----------

           Airlines: 1.74%
 10,500    Southwest Airlines Co. ................................      159,469
                                                                    -----------

           Apparel: 1.85%
  6,000    Tommy Hilfiger Corporation* ...........................      169,125
                                                                    -----------

           Appliances: 1.64%
  4,500    Maytag Corporation ....................................      149,906
                                                                    -----------

           Auto / Auto Parts: 2.26%
 10,000    Gentex Corporation* ...................................      206,563
                                                                    -----------

           Biotechnology: 5.41%
  2,100    Amgen Inc.* ...........................................      171,150
  4,100    Biogen Inc.* ..........................................      323,131
                                                                    -----------
                                                                        494,281
                                                                    -----------

           Building: 3.23%
  4,304    The Home Depot, Inc. ..................................      295,362
                                                                    -----------

           Chemicals - Specialty: 2.08%
  3,600    Avery Dennison Corporation ............................      189,900
                                                                    -----------

           Computer - Semiconductors: 1.95%
  2,400    Intel Corporation .....................................      178,350
                                                                    -----------

           Computer Hardware: 5.63%
  7,200    EMC Corporation* ......................................      514,350
                                                                    -----------

           Computer Networking: 2.78%
  3,700    Cisco Systems, Inc.* ..................................      253,681
                                                                    -----------

           Computer Peripheral: 5.46%
  6,200    Lexmark International Group, Inc.* ....................      499,100
                                                                    -----------

--------------------------------------------------------------------------------
 Shares                                                            Market Value
--------------------------------------------------------------------------------

           Computer Software and Services: 9.21%
  3,850    Microsoft Corporation* ................................ $    348,666
  4,500    Oracle Corporation* ...................................      204,750
  3,100    Sun Microsystems, Inc.* ...............................      288,300
                                                                    -----------
                                                                        841,716
                                                                    -----------

           Conglomerates: 2.60%
  2,300    Tyco International Ltd. ...............................      237,475
                                                                    -----------

           Drugs: 4.58%
  6,200    Bristol-Myers Squibb Company ..........................      418,500
                                                                    -----------

           Financial Services: 1.77%
  1,200    American Express Company...............................      161,550
                                                                    -----------

           Insurance - Life / Health: 0.87%
  2,730    Protective Life Corporation............................       79,170
                                                                    -----------

           Insurance - Property /Casualty: 2.47%
  2,600    American International Group, Inc. ....................      226,038
                                                                    -----------

           Leisure Time: 3.82%
  5,500    Carnival Corporation Class A...........................      239,250
  2,200    Harley-Davidson, Inc...................................      110,137
                                                                    -----------
                                                                        349,387
                                                                    -----------

           Medical Supplies: 0.20%
  1,300    STERIS Corporation*....................................       17,875
                                                                    -----------

           Retail: 2.81%
  5,400    Wal-Mart Stores, Inc...................................      256,837
                                                                    -----------

           Retail - Apparel: 3.15%
  4,000    Ross Stores, Inc.......................................       80,500
  7,400    The TJX Companies, Inc.................................      207,663
                                                                    -----------
                                                                        288,163
                                                                    -----------

           Retail - Grocers: 0.87%
  3,600    The Kroger Co.*........................................       79,425
                                                                    -----------

           Retail Drug Stores: 1.06%
  3,800    Walgreen Co............................................       96,425
                                                                    -----------

--------------------------------------------------------------------------------
 Shares                                                            Market Value
--------------------------------------------------------------------------------

           Service Companies: 1.11%
  2,400    Dycom Industries, Inc.*................................  $   101,250
                                                                    -----------

           Telecom Equipment: 3.83%
  3,900    Nokia Corporation ADR Class A..........................      350,269
                                                                    -----------

           Telecom Services: 6.86%
  2,600    Ameritech Corporation..................................      174,688
  2,900    Bell Atlantic Corporation..............................      195,206
  3,800    BellSouth   Corporation................................      171,000
  1,200    MCI WorldCom Incorporated*.............................       86,250
                                                                    -----------
                                                                        627,144

           Total Equity Securities (Cost $5,839,338): 80.63%......    7,368,798

Principal
 Amount     SHORT-TERM INVESTMENTS: 19.44%
--------------------------------------------------------------------------------
$1,777,533  Firstar Stellar Treasury Fund
              (Cost $1,777,533): 19.44% ..........................    1,777,533
                                                                    -----------

            Total Investments in Securities
              (Cost $7,616,871): 100.07%..........................    9,146,331
            Liabilities in excess of Other Assets: (0.07%)........       (6,737)
                                                                    -----------
              TOTAL NET ASSETS: 100.0% ...........................  $ 9,139,594
                                                                    ===========

*    Non-income producing security.

+ At September 30, 1999, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

     Gross unrealized appreciation................................  $ 1,890,362
     Gross unrealized depreciation................................    ( 360,902)
                                                                    -----------
       Net unrealized appreciation................................  $ 1,529,460
                                                                    ===========

See Notes to Financial Statements.

                                CHASE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS

      Investments in securities, at value
        (identified cost $7,616,871) ............................   $ 9,146,331
      Receivables:
            Dividends and interest ..............................         8,966
      Prepaid expenses ..........................................         3,949
                                                                    -----------
                  Total assets ..................................     9,159,246

LIABILITIES
      Payables:
            Due to advisor ......................................         3,128
            Administration fees .................................         2,516
      Accrued expenses ..........................................        14,008
                                                                    -----------
                  Total liabilities .............................        19,652
                                                                    -----------

NET ASSETS ......................................................   $ 9,139,594
                                                                    ===========

      NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
            ($ 9,139,594 / 669,002 shares outstanding;
            unlimited number of shares authorized,
            par value $0.01) ....................................   $     13.66
                                                                    ===========

COMPONENTS OF NET ASSETS
      Paid-in capital ...........................................   $ 7,894,931
      Accumulated net realized loss on investments ..............      (284,797)
      Net unrealized appreciation on investments ................     1,529,460
                                                                    -----------
            Net assets ..........................................   $ 9,139,594
                                                                    ===========

See Notes to Financial Statements.

                                CHASE GROWTH FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ..................................................    $    26,635
    Interest ...................................................         32,377
                                                                    -----------
      Total income .............................................         59,012
                                                                    -----------
  Expenses
    Advisory fees (Note 3) .....................................         66,558
    Administration fees (Note 3) ...............................         29,999
    Professional fees ..........................................         22,439
    Fund accounting fees .......................................         12,001
    Transfer agent fees ........................................          9,761
    Other ......................................................          5,084
    Custody fees ...............................................          4,301
    Reports to shareholders ....................................          3,001
    Registration fees ..........................................          2,777
    Trustee fees ...............................................          2,139
                                                                    -----------
      Total expenses ...........................................        158,060
      Less: advisory fee waiver and absorption (Note 3) ........        (59,556)
                                                                    -----------
      Net expenses .............................................         98,504
                                                                    -----------
        NET INVESTMENT LOSS ....................................        (39,492)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss from security transactions ...............        (93,150)
    Net change in unrealized appreciation on investments .......      1,276,797
                                                                    -----------
      Net realized and unrealized gain on investments ..........      1,183,647
                                                                    -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 1,144,155
                                                                    ===========

See Notes to Financial Statements.

                               CHASE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------
                                                                  Year          December 2, 1997*
                                                                  Ended              through
                                                           September 30, 1999  September 30, 1998
                                                           ------------------  ------------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment loss ..................................      $   (39,492)        $    (4,214)
  Net realized loss on security transactions ...........          (93,150)           (191,647)
  Net change in unrealized appreciation on investments .        1,276,797             222,098
                                                              -----------         -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        1,144,155              26,237
                                                              -----------         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income .........................               --              (1,355)
                                                              -----------         -----------
       Total dividends and distribution to shareholders                --              (1,355)

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change in
    outstanding shares(a) ..............................        3,985,457           3,954,535
                                                              -----------         -----------
       TOTAL INCREASE IN NET ASSETS ....................        5,129,612           3,979,417

NET ASSETS
Beginning of period ....................................        4,009,982              30,565(b)
                                                              -----------         -----------
END OF PERIOD ..........................................      $ 9,139,594         $ 4,009,982
                                                              ===========         ===========

(a) A summary of capital share transactions is as follows:

                                                                December 2, 1997*
                                          Year Ended                 through
                                     September 30, 1999         September 30, 1998
                                   -----------------------   --------------------------
                                   Shares  Paid in Capital    Shares  Paid in Capital
                                   ------  ---------------    ------  ---------------
Shares sold ..................    347,038    $ 4,725,105     378,450    $ 3,987,216 (b)
Shares issued on reinvestments
  of distributions ...........         --             --         134          1,355
Shares redeemed ..............    (53,379)      (739,648)     (3,241)       (34,036)
                                  -------    -----------     -------    -----------
Net increase .................    293,659    $ 3,985,457     375,343    $ 3,954,535
                                  =======    ===========     =======    ===========

*Commencement of operations.

(b) Shares sold in 1998 excludes the unrealized gain on the tax-free issuance of Fund shares for portfolio securities. The unrealized gain of $30,565 transferred into the Fund was credited to unrealized gain.

See Notes to Financial Statements.

                               CHASE GROWTH FUND

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period
-----------------------------------------------------------------------------------------------
                                                               Year           December 2, 1997*
                                                               Ended               through
                                                        September 30, 1999   September 30, 1998
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period....................      $10.68               $10.00
                                                              ------               ------

Income from investment operations:
      Net investment loss...............................       (0.05)               (0.01)
      Net realized and unrealized gain on investments...        3.03                 0.70
                                                              ------               ------
Total from investment operations........................        2.98                 0.69
                                                              ------               ------

Less distributions:
      From net investment income........................        -                   (0.01)
                                                              ------               ------
Total from distributions................................        -                   (0.01)
                                                              ------               ------

Net asset value, end of period..........................      $13.66               $10.68
                                                              ======               ======

TOTAL RETURN ...........................................       27.90%                6.91%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...................      $9,140               $4,010

Ratio of expenses to average net assets
      Before expense reimbursement......................        2.37%                3.98%+
      After expense reimbursement.......................        1.48%                1.47%+

Ratio of net investment loss to average net assets
      After expense reimbursement.......................       (0.59%)              (0.17%)+

Portfolio turnover rate.................................       62.49%               54.49%

*    Commencement of operations.

++   Not Annualized.

+    Annualized.

See Notes to Financial Statements.

                               CHASE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Chase Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is growth of capital, and intends to achieve its objective by investing in equity securities with above average growth rates as defined in the prospectus. The Fund began operations on December 2, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be value at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended September 30, 1999, Chase Investment Counsel Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.

                               CHASE GROWTH FUND

--------------------------------------------------------------------------------

For the year ended  September 30, 1999,  the Fund  incurred  $66,558 in Advisory
Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.48% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended September 30, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $59,556; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $120,289 at September 30, 1999.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                            Fee rate
----------------                            --------
Less than $15 million                       $30,000
$15 million to less than $50 million        0.20% of average daily net assets
$50 million to less than $100 million       0.15% of average daily net assets
$100 million to less than $150 million      0.10% of average daily net assets
More than $150 million                      0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

     For the year ended September 30, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,627,828 and $3,656,286, respectively.

     At September 30, 1999, the Fund had deferred capital losses occurring subsequent to October 31, 1998 of approximately $58,000. For tax purposes, such losses will be reflected in the year ending September 30, 2000.

     At  September  30,  1999,   the  Fund  had  tax  basis  capital  losses  of
approximately $225,000 which may be carried over to offset future capital gains. Such losses expire September 30, 2007.

                               CHASE GROWTH FUND

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Chase Growth Fund, series of Advisors Series Trust (the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the period from December 2, 1997 (commencement of operations) to September 30, 1998, including financial highlights for the period then ended, were audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial statements.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


New York, New York
November 5, 1999

                               CHASE GROWTH FUND


CHANGE IN INDEPENDENT ACCOUNTANT

     On August 27, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

     The reports of McGladrey on the financial statements of the Fund during the prior fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with its audit for the period from December 2, 1997 (commencement of operations) through September 30, 1998, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

     On September 10, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                     ADVISOR

                         Chase Investment Counsel Corp.
                          300 Preston Avenue, Suite 403
                      Charlottesville, Virginia 22902-5091

                                   ----------

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

                                   ----------

                                    CUSTODIAN

                               Firstar Bank, N.A.
                           425 Walnut Street, M/L 6118
                             Cincinnati, Ohio 45202

                                   ----------

                                 TRANSFER AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                   ----------

                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104

                                   ----------

                                    AUDITORS

                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                            New York, New York 10036